Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

Navigator Holdings Ltd and its vessel owning subsidiaries are incorporated in the Marshall Islands and under the laws of the Marshall Islands are not subject to tax on income or capital gains and no Marshall Islands withholding tax will be imposed on dividends paid by the Company to its stockholders. However, the Company’s UK, Polish and Singaporean subsidiaries are subject to local taxes.

	2015 (in thousands)	2016 (in thousands)	2017 (in thousands)
Net Income	$98,094	$44,638	$5,310
Tax expense at statutory rate	$—	$—	$—

Total statutory tax charge	$—	$—	$—
Tax charge in UK subsidiaries	$383	$669	$221
Tax credit in Polish subsidiary	$(21)	$—	$(130)
Tax charge in Singapore subsidiary	$438	$508	$306

Total Tax charge	$800	$1,177	$397